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                            INDEMNIFICATION AGREEMENT

     This is an Indemnification Agreement dated as of ________________, _________, among Stock Yards Bank & Trust Company (the "Bank"), S.Y. Bancorp, Inc. (the "Holding Company"), and ___________________________, (the
"Indemnitee").

                                    RECITALS

     The Indemnitee is ____________________________________________of the Bank
and of the Holding Company. In consideration of the Indemnitee's continuing services on the Bank's and the Holding Company's behalf, the Bank and the Holding Company desire to enter into this Agreement.

                                     ******

     1. INDEMNITEE'S SERVICES. The Indemnitee shall administer diligently the affairs of the Bank and the Holding Company as a director, officer or employee of the Bank and the Holding Company (as appropriate) and shall not knowingly violate or permit the violation of any provision of the Articles of Incorporation, Charter or Bylaws of the Bank or the Holding Company or of any other applicable law, regulation, resolution or order.

     2. INDEMNIFICATION BY THE BANK AND THE HOLDING COMPANY. The Bank shall indemnify the Indemnitee and hold the Indemnitee harmless against any loss or liability related to or arising from the Indemnitee's service as a director, officer or employee of the Bank. The Holding Company shall indemnify the Indemnitee and hold the Indemnitee harmless against any loss or liability related to or arising from the Indemnitee's services as a director, officer or employee of the Bank and the Holding Company. Each of the Holding Company and the Bank shall hereafter be described as an "Indemnitor," but only to the extent that the particular entity is responsible as described above in this paragraph. If both entities are responsible, then they shall be jointly and severally liable to the Indemnitee.

     The indemnification provided for hereby shall be upon the following terms and conditions:

     (a) The Indemnitors shall, to the fullest extent permitted by the rules and regulations of the Federal Deposit Insurance Corporation (the "FDIC") and by other applicable laws, hold the Indemnitee harmless and indemnify the Indemnitee against all judgments rendered, fines levied and other assessments (including amounts paid in settlement of any claims, if approved by an Indemnitor), plus all reasonable costs and expenses incurred in connection with the defense of an actual or threatened claim or claims (including attorneys' fees), whether civil, criminal, administrative, investigative or other (including any appeal relating thereto), and whether made or brought by or in the right of an Indemnitor or otherwise related to or arising from (1) any actual or alleged act or omission of the Indemnitee at any time as a director, officer or employee of an Indemnitor, or (2) the Indemnitee's past, present, or future status as a director, officer or employee of an Indemnitor.

     (b) Upon presentation from time to time of such invoices, statements for services rendered, or other similar documentation as an Indemnitor may reasonably request, the Indemnitors shall reimburse the Indemnitee for all reasonable costs and expenses incurred in the defense of an actual or threatened claim or claims as and when such costs are incurred.

     (c) An Indemnitor shall have no obligation to indemnify the Indemnitee with respect to any act or omission adjudged by a court of competent jurisdiction to have been related to or

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arisen from the Indemnitee's bad faith, wanton or willful misconduct, reckless disregard for the best interests of the Indemnitor and its shareholders or knowing violation of law.

     (d) The Indemnification provided by this Agreement shall apply only to (1) actual or alleged acts or omissions that occur during the Indemnitee's service as a director, officer or employee of an Indemnitor, and (2) actual or threatened claims or actions in which the Indemnitee is joined or named as a party, but which relate to or arise from alleged acts or omissions that occurred before the Indemnitee's service as a director, officer or employee or to acts or omissions alleged against any former directors, officers or employees.

     (e) Nothing in this Agreement shall be deemed or construed to create any liability of the Indemnitors (1) to former directors, officers, employees, or their predecessors, or to any other person not a party to this Agreement, or (2) exceeding the liability that the Indemnitors may lawfully incur in accordance with applicable laws, rules and regulations.

     3. CONDUCT OF LITIGATION.

     (a) If any claim or action is made or brought against the Indemnitee for which the Indemnitee may be indemnified under this Agreement, the Indemnitee shall, to the extent not inconsistent with any private insurance coverage obtained by an Indemnitor:

     (1) Permit an Indemnitor to conduct the Indemnitee's defense of the claim or action at the Indemnitor's expense and with the use of counsel selected by the Indemnitor; or

     (2) Retain counsel acceptable to the Indemnitee and the Indemnitor to defend the claim or action, and permit the Indemnitor to monitor and direct the Indemnitee's defense.

     (b) An Indemnitor shall at all times have the option to undertake the Indemnitee's defense of any claim or action for which the Indemnitee may be indemnified under this Agreement. If an Indemnitor elects to conduct the Indemnitee's defense, the Indemnitee shall cooperate fully with the Indemnitor in the defense of the claim or action. If the Indemnitor elects to conduct the Indemnitee's defense after the Indemnitee proceeds under Paragraph 3(a) (2), the Indemnitor shall reimburse the Indemnitee for the reasonable costs, including attorneys' fees, incurred by the Indemnitee in enabling the Indemnitor to undertake the Indemnitee's defense.

     4. COOPERATION IN DEFENSE AND SETTLEMENT. The Indemnitee shall not make any admission or effect any settlement or compromise of any claim without the Indemnitors' prior written consent unless the Indemnitee shall have determined to undertake his or her own defense in such matter and has waived the benefits of this Agreement. The Indemnitors shall not settle or compromise any proceeding to which the Indemnitee is a party in any manner which would impose any liability, loss, damage, expense, penalty or restriction on the Indemnitee without his or her prior written consent; PROVIDED HOWEVER, that if the Indemnitee withholds his or her consent to any monetary settlement for which the Indemnitee is to be completely indemnified hereunder, the Indemnitee shall thereafter undertake, at his or her own expense, the defense of such matter and the Indemnitors shall have no continuing obligation to the Indemnitee under this Agreement with regard to such matter. Neither the Indemnitee nor the Indemnitors shall unreasonably withhold consent to any proposed settlement. The Indemnitee and the Indemnitors shall cooperate to the extent reasonably possible with each other and with the Indemnitors' insurers in connection with the defense or settlement of such proceeding.

     5. REIMBURSEMENT OF EXPENSES. If an Indemnitor makes any payment to the Indemnitee under this Agreement, and if as a result of litigation or otherwise it is determined that the Indemnitee was not entitled to indemnification in the circumstances, the Indemnitee shall

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promptly reimburse the Indemnitor for all payments made to the Indemnitee under this Agreement.

     6. ADVANCEMENT OF EXPENSES. Costs and expenses (including attorneys' fees) incurred by the Indemnitee in defending or investigating any actual or threatened action, suit, proceeding or investigation shall be paid by the Indemnitors in advance of the final disposition of such matter, provided that such advancement of expenses complies with all applicable laws, rules and regulations. Before an Indemnitor advances payment of expenses under this section 5, the Indemnitee shall agree in writing that the Indemnitor shall be repaid such advanced amounts if the Indemnitee is later determined not to be entitled to such indemnification. The advances to be made hereunder shall be paid by the Indemnitor to the Indemnitee within twenty (20) days following delivery of a written request therefore by the Indemnitee to the Indemnitor. Notwithstanding the foregoing or any other provision of this Agreement, no advance shall be made by an Indemnitor if:

     (a) a determination is reasonably and promptly made by the Indemnitor's Board of Directors (as appropriate), by a majority vote of a quorum of disinterested directors, or (if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs) by independent legal counsel, that, based upon the facts known to such Board or counsel at the time such determination is made, the Indemnitee acted in bad faith or deliberately breached the Indemnitee's duty to the Indemnitor or its shareholders, and as a result of such actions by the Indemnitee, it is more likely than not that it will ultimately be determined that the Indemnitee is not entitled to indemnification under the terms of this Agreement; or

     (b) the Indemnitee is the subject of an FDIC or other federal or state regulatory investigation or enforcement proceeding and the advancement is for expenses arising out of such investigation or enforcement proceeding.

     7. Subrogation. In the event of payment under this Indemnification Agreement, the Indemnitors shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Indemnitors effectively to bring suit to enforce such rights.

     8. EXCLUSIONS. An Indemnitor shall not be liable under this Agreement to make any payment in connection with any claim made against the Indemnitee:

     (a) for which payment is actually made to the Indemnitee under a valid and collectible insurance policy or by the other Indemnitor, except in respect of any excess beyond the amount of payment under such insurance or by such other Indemnitor;

     (b) for which the Indemnitee is indemnified by an Indemnitor otherwise than pursuant to this Agreement;

     (c) if it is proved by final judgement in a court of law or other adjudication to have been based upon or attributable to the Indemnitee gaining in fact any personal profit or advantage to which the Indemnitee was not legally entitled;

     (d) for an accounting of profits made from the purchase or sale by the Indemnitee of securities of an Indemnitor within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law or common law;

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     (e) brought about or contributed to by the dishonesty OF the Indemnitee seeking payment hereunder; however notwithstanding the foregoing, the Indemnitee shall be protected under this Agreement as to any claims upon which suit may be brought against the Indemnitee by reason of any alleged dishonesty of the Indemnitee, unless a judgement or other final adjudication thereof adverse to the Indemnitee shall establish that the Indemnitee committed (i) acts of active and deliberate dishonesty (ii) with actual dishonest purpose and intent and which acts were material to the cause of action so adjudicated;

     (f) to the extent and only to the extent that a majority of the Board of Directors of the Indemnitor or a duly designated committee thereof, in either case consisting entirely of directors who are not at the time parties to the claim against the Indemnitee, determines that the amount of expenses or liabilities for which the indemnification is sought is unreasonable; or

     (g) if a proper court holds that payment is prohibited by applicable law or is against public policy.

     9. PARTIAL INDEMNITY. If the Indemnitee is entitled under any provision of this Indemnification Agreement to indemnification by an Indemnitor for a portion of any costs, charges, or expenses, but not, however to indemnification for all of the total amount thereof, the Indemnitor shall nevertheless indemnify the Indemnitee for the portion of such costs, charges, or expenses to which the Indemnitee is entitled.

     10. FDIC NOTIFICATION. No indemnification shall be made under section 2 hereof by the Bank unless the Bank gives the FDIC at least 60 days' notice of its intention to make such Indemnification. Such notice shall state the facts on which the action arose, the terms of any settlement, any disposition thereof, and a certified copy of the resolution of the Bank's Board Directors authorizing the indemnification. No such indemnification shall be made if the FDIC advises the Bank in writing, within such period, of its objection thereto.

     11. ARBITRATION. The Indemnitee may request a third party arbitrator, mutually satisfactory to the Indemnitors and the Indemnitee, to settle any disputes with respect to payments to the Indemnitee under this Agreement. Upon such a request, the Indemnitors shall employ the agreed upon arbitrator and pay his or her expenses.

     12. ENFORCEMENT OF AGREEMENT. If the Indemnitee makes a claim for indemnification under this Agreement and an Indemnitor refuses to indemnify the Indemnitee, and if the Indemnitee then prevails in an action or proceeding brought to enforce this Agreement, the Indemnitor shall pay all reasonable costs and expenses (including attorneys' fees) incurred by the Indemnitee in connection with the action or proceeding in addition to any other indemnification required under this Agreement. In any action brought by the Indemnitee to enforce this Agreement the burden of proof shall be on the Indemnitor to establish that the Indemnitee is not entitled to the relief sought under this agreement.

     13. NOTICE OF CLAIMS. If the Indemnitee receives a complaint, claim, or other notice of any loss, claim, damage or liability giving rise to a claim for indemnification under this Agreement, the Indemnitee shall promptly (but in no event more than 20 days following receipt thereof by the Indemnitee) notify the Indemnitors of the complaint, claim or other notice. Any failure to notify the Indemnitors, however, shall not relieve the Indemnitors from any liability under this Agreement unless the Indemnitors are materially prejudiced by the failure and had no actual knowledge of the complaint, claim or other notice.

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     14. TERMINATION.

     (a) This Agreement shall terminate (1) upon termination of the Indemnitee's service as a director, officer or employee of an Indemnitor, or (2) upon an Indemnitor's written notice to the Indemnitee that, in the reasonable opinion of the Indemnitor, the Indemnitee has not complied with Paragraph 3 of this Agreement. The Indemnitor shall not issue any such notice merely because it disagrees with a business judgment or judgments of the Indemnitee.

     (b) The termination of this Agreement shall not:

     (1) Terminate the Indemnitors' liability to the Indemnitee for (A) claims or actions against the Indemnitee related to or arising from' acts or omissions occurring or alleged to have occurred before termination of this Agreement, or
(B) claims or actions that name or join the Indemnitee as a party, but relate to or arise from acts or omissions alleged to have occurred before the Indemnitee's service as a director, officer or employee of an Indemnitor, or acts or omissions alleged against former directors, officers or employees of an Indemnitor.

     (2) Render the terms and conditions of this Agreement inapplicable to any claims or actions subject to Paragraph 13(b)(1).

     15. EMPLOYEE BENEFIT PLANS. For purposes of this Agreement, the Indemnitee's capacity as director, officer or employee of an Indemnitor shall include any service by the Indemnitee on behalf or at the request of an Indemnitor as a fiduciary with respect to any Indemnitor employee benefit plan, its participants, or beneficiaries, and shall include any service by the Indemnitors. References to "fines" shall include any excise taxes asserted on a person with respect to any employee benefit plan.

     16. NON-EXCLUSIVITY. Nothing herein shall be deemed to diminish or otherwise restrict the Indemnitee's right to indemnification under any provision of the Indemnitors' Articles of Incorporation, Charter or Bylaws, any agreement, vote of shareholders or disinterested directors, resolution or under Kentucky or federal law or otherwise.

     17. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon all successors and assigns of each Indemnitor (including any transferee of all or substantially all of its assets and any successors by merger or operation of law) and shall inure to the benefit of the heirs, personal representatives and estate of the Indemnitee.

     18. SEPARABILITY; INTERPRETATION OF AGREEMENT. If any provisions of this Agreement shall be held to be invalid, illegal, or unenforceable for any reason whatsoever, the remaining provisions of this Agreement, including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not by themselves invalid, illegal or unenforceable to the fullest extent possible shall be construed so as to give effect to the intent of the parties that the Indemnitors provide indemnification to the Indemnitee to the fullest extent permissible.

     19. SAVINGS CLAUSE. Whenever there, is a conflict between any provision of this Agreement and any applicable present or future statute, law or regulation contrary to which an Indemnitor and the Indemnitee have no legal right to contract, the latter shall prevail, but in such event the affected provisions of this Agreement shall be curtailed and restricted only to the extent necessary to bring them within applicable legal requirements.

     20. WAIVER. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

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     21. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties with respect to its subject matter and supersedes any prior or contemporaneous agreements (whether written or oral) among the parties with respect to the subject matter hereof.

     22. NOTICES. Any notice or other communication required or permitted under this Agreement shall be deemed given when hand- delivered or sent by registered mail, postage prepaid and return- receipt requested, to the intended recipient at the address set forth below or at such other address as the recipient shall hereafter furnish the sender in writing:

If to the Indemnitee:
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If to the Bank:                     Stock Yards Bank & Trust Company
                                    1040 East Main Street
                                    Louisville, KY 40206

If to the Holding
Company:                            S.Y. Bancorp, Inc.
                                    1040 East Main Street
                                    Louisville, KY 40206

     23. GOVERNING LAW. Except as preempted by applicable federal laws, rules or regulations, the laws of Kentucky shall govern the validity, interpretation and construction of this Agreement. Nothing in this Agreement shall require any unlawful action or inaction by any party.

     24. MODIFICATION. No modification of this Agreement shall be binding unless executed in writing by the Indemnitee and the Indemnitors, or their successors.

     25. HEADINGS. Paragraph headings are not part of this Agreement, but are solely for convenience of reference and shall not affect the meaning or interpretation of this Agreement or any provision in it.

     26. SOLE BENEFIT. Nothing expressed or referred to in this Agreement is intended or shall be construed to give any person other than the Indemnitors, their successors and assigns, and the Indemnitee and the Indemnitee's personal representative, heirs or devisees, any legal or equitable right, remedy or claim under or with respect to this Agreement or any provisions contained herein. The assumption of obligations and statements of responsibilities and all conditions and provisions of this Agreement are for the sole benefit of the Indemnitors, their successors and assigns, and the Indemnitee and the Indemnitee's personal representatives, heirs or devisees.

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     IN WITNESS WHEREOF, the Indemnitee and the Indemnitors have executed several originals of this Agreement as of the date first set forth above, but actually on the dates set forth below.

THE "INDEMNITEE"                        STOCK YARDS BANK & TRUST COMPANY

Name:                                   By:
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Date:                                   Title:
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                                        Date:
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                                        S.Y. BANCORP, INC.

                                        By:
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                                        Title:
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                                        Date:
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